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                                                                      Exhibit 23



                     [Letterhead of PricewaterhouseCoopers]


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-40454) and on Form S-8 (No. 333-61632, 333-03296
and 333-44007) of Amerigon Incorporated of our report dated March 20, 2002 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

Orange County, California
March 22, 2002